UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 16, 2007
ENCORE ACQUISITION COMPANY
(Exact name of registrant as specified in its charter)

Delaware	001-16295	75-2759650
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

777 Main Street, Suite 1400, Fort Worth, Texas	76102
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (817) 877-9955
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 7.01 Regulation FD Disclosure
Item 9.01 Financial Statements and Exhibits
SIGNATURES
INDEX TO EXHIBITS
Purchase and Sale Agreement
Press Release

Item 1.01 Entry into a Material Definitive Agreement
     On January 16, 2007, Encore Acquisition Company (“Encore”) entered into a Purchase and Sale Agreement with Clear Fork Pipeline Company, Howell Petroleum Corporation, and Kerr-McGee Oil & Gas Onshore LP to purchase certain oil and natural gas properties in the Big Horn Basin in Wyoming for $400 million in cash, subject to customary purchase price adjustments. The closing, which is subject to customary closing conditions, is expected to occur in March 2007.
     The foregoing description of the Purchase and Sale Agreement is not complete and is qualified in its entirety by reference to the full text of the agreement, which is filed as Exhibit 2.1 hereto and is incorporated herein by reference.
Item 7.01 Regulation FD Disclosure
     A copy of the press release announcing Encore’s proposed Big Horn Basin acquisition is attached as Exhibit 99.1 hereto and is incorporated herein by reference. Encore will host a conference call and simultaneous webcast to discuss the proposed acquisition at 7:00 a.m. Central Standard Time on January 17, 2007. The conference call can be accessed by dialing 877-356-9552. The webcast will be available at www.encoreacq.com. A copy of the presentation materials will be available on Encore’s website (www.encoreacq.com/presentations.html) prior to the conference call.
     The information being furnished pursuant to Item 7.01 of this Form 8-K and in Exhibit 99.1 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise be subject to the liabilities of that section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

2.1	Purchase and Sale Agreement dated January 16, 2007 among Clear Fork Pipeline Company, Howell Petroleum Corporation, Kerr-McGee Oil & Gas Onshore LP, and Encore Acquisition Company
     The exhibit listed below is being furnished pursuant to Item 7.01 of this Form 8-K:

99.1	Press Release dated January 17, 2007 regarding Big Horn Basin Acquisition

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENCORE ACQUISITION COMPANY
Date: January 17, 2007	By:	/s/ Robert C. Reeves
Robert C. Reeves
Senior Vice President, Chief Financial Officer, and Treasurer

INDEX TO EXHIBITS

Exhibit No.	Description

2.1	Purchase and Sale Agreement dated January 16, 2007 among Clear Fork Pipeline Company, Howell Petroleum Corporation, Kerr-McGee Oil & Gas Onshore LP, and Encore Acquisition Company
99.1	Press Release dated January 17, 2007 regarding Big Horn Basin Acquisition